Exhibit 99.1

MTBC Announces Upsizing and Pricing of $18.0 Million

Public Offering of Preferred Stock

SOMERSET, N.J., April 23, 2020 ‒ (Globe Newswire) ‒ MTBC, Inc. (Nasdaq: MTBC) (Nasdaq: MTBCP) (“MTBC” or the “Company”), a leading provider of cloud-based healthcare IT solutions and services, today announced that it has upsized and priced its previously announced underwritten public offering of non-convertible 11% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Preferred Stock”), which trades on the Nasdaq Global Market with ticker “MTBCP”. The Company has agreed to sell 720,000 shares of Series A Preferred Stock, at a public offering price of $25.00 per share, for gross proceeds to the Company of $18.0 million. The Company also granted the underwriters a 30-day option to purchase up to an additional 108,000 shares at the public offering price, less underwriting discounts and commissions. The offering is expected to close on or about April 27, 2020, subject to the satisfaction of customary closing conditions.

B. Riley FBR, Ladenburg Thalmann and National Securities Corporation, a wholly-owned subsidiary of National Holdings, Inc. (Nasdaq:NHLD) are acting as bookrunning managers for the offering. Boenning & Scattergood, Chapin Davis, Wedbush Securities, Dougherty & Company LLC, and The Benchmark Company are acting as co-managers for the offering.

Holders of shares of Series A Preferred Stock are entitled to receive cumulative cash dividends at the rate of 11% per annum of the $25.00 per share liquidation preference (equivalent to $2.75 per annum per share). Dividends on the Series A Preferred Stock are cumulative and payable monthly on the 15th day of each month; provided that if any dividend payment date is not a business day, then the dividend may be paid on the next succeeding business day. Dividends are payable to holders of record on the applicable record date, which shall be the last day of the calendar month, whether or not a business day.

After deducting underwriting fees and other offering expenses payable by MTBC, the net proceeds to MTBC are anticipated to be approximately $16.5 million prior to the exercise of underwriters’ option to purchase additional shares. MTBC intends to use the net proceeds from the offering, if completed, for working capital, general corporate purposes and growth initiatives, including potential future acquisitions.

The shares of preferred stock were sold pursuant to a registration statement on Form S-1 (File No. 333-237660) and a registration statement on Form S-1 MEF (File No. 333-237794) that were declared effective by the Securities and Exchange Commission (the “SEC”) on April 22, 2020. The public offering will be made only by means of a prospectus. The preliminary prospectus related to the offering has been filed with the SEC and a final prospectus related to the offering will be filed with the SEC. Copies of the preliminary prospectus and the final prospectus, when available, may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies may be obtained from the offices of B. Riley FBR, Inc., at 1300 North 17th Street, Suite 1400, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfbr.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About MTBCP

MTBC’s Series A Preferred Stock trades on the Nasdaq Global Market under the ticker symbol “MTBCP.” Commencing on or after November 4, 2020, MTBC may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption. Upon the occurrence of a Change of Control, MTBC may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series A Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date.

About MTBC

MTBC is a healthcare information technology company that provides a full suite of proprietary cloud-based solutions, together with related business services, to healthcare providers and hospitals throughout the United States. Our Software-as-a-Service (or SaaS) platform includes revenue cycle management (RCM), practice management (PM), electronic health record (EHR), telehealth and patient experience management (PXM) solutions for high-performance medical groups. MTBC helps clients increase financial and operational performance, streamline clinical workflows and make better business and clinical decisions, allowing them to improve patient care while reducing administrative burdens and operating costs. MTBC’s common stock trades on the Nasdaq Global Market under the ticker symbol “MTBC,” and its Series A Preferred Stock trades on the Nasdaq Global Market under the ticker symbol “MTBCP.”

For additional information, please visit our website at www.mtbc.com. To view MTBC’s latest investor presentation, which was files as a Free Writing Prospectus, please visit ir.mtbc.com.

Forward Looking Statement

This press release contains various forward-looking statements within the meaning of the federal securities laws. These statements relate to the proposed public offering by MTBC, Inc. (the “Company”) and other anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of the COVID-19 pandemic on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s services, and economic activity in general.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE MTBC

Company Contact:

Bill Korn

Chief Financial Officer

MTBC, Inc.

bkorn@mtbc.com

Investor Contact:

Matt Kreps, Managing Director

Darrow Associates Investor Relations

mkreps@darrowir.com

(214) 597-8200